UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported)

June 23, 2017

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Commission File No. 000-54359

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In Media Corporation

(Exact name of registrant as specified in its charter)

Nevada	20-8644177
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

5872 Owens Avenue, #200, Carlsbad, CA	92008
(Address of principal executive offices)	(Zip Code)

888-368-9696

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      .   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.

On June 23, 2017, we sold 25,000,000 shares of its common stock, par value $0.001 per share, to one party, RVCA Partners, LLC (“RVCA”), for an aggregate sales price of $25,000 ($0.001 per share), payable in cash. The shares were sold in reliance on the exemptions provided by Section 4(a)(2) of the Securities Act of 1933.

Item 5.01 Changes in Control of Registrant.

The purchase price for RVCA’s purchase of 25,000,000 Shares of our common stock described in Item 3.02 above was $25,000 ($0.001 per Share). Prior to the June 23, 2017 transaction, Mr. Hunt, through RVCA, owned 48.3% of our outstanding common stock shares in connection with previously reported transactions in December 2016 between RVCA and us and RVCA and Howard Hayes. The source of the funds to purchase the 25,000,000 shares was from cash reserves of RVCA. RVCA is an entity owned and controlled by David Hunt, a member of our board of directors and one of our officers since December 2016. The June 23, 2017 transaction resulted in Mr. Hunt, through RVCA, controlling 56.5% of our outstanding common stock as of the date of this current report.

Howard Hayes, who resigned from our board of directors in December 2016, remains our CEO, principal accounting officer, and principal financial officer. There are no other arrangements or understandings among members of both the former and new control groups and their associates with respect to election of directors. Our longtime consultants Mike Harper, also one of our directors until December 2016, Mr. Hayes, and Simon Westbrook, have agreed to remain involved with us as consultants to assist with bringing our SEC filings current. For the foregoing services, we have agreed to pay Messrs. Harper and Westbrook $5,000 each. It is possible that Mr. Westbrook will continue to provide consulting services to us subsequent to the SEC filings being brought current. However, no arrangement has been formalized to date. Mr. Hayes currently has no contractual arrangement with us except for his agreement to remain as principal executive officer and principal accounting officer until such time as our SEC filings are current through the twelve month period ended December 31, 2016. There are no other arrangements or understandings among members of both the former and new control groups and their associates with respect to other matters.

We were a shell company immediately before the change in control, and remain a shell company following the change in control. The disclosure required by Item 5.01(a)(8) of Form 8-K was previously filed with the Securities and Exchange Commission in (i) the Registrant’s Definitive Information Statement filed on Schedule 14 filed on May 4, 2016, (ii) the Registrant’s Form 10-K for the fiscal year ended December 31, 2014, and the Registrant’s Forms 10-Q for the fiscal quarters ended March 31, 2015, June 30, 2014 and September 30, 2014, and (iii) the information contained in this Report.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 27, 2017

In Media Corporation

By: /s/  Howard Hayes

      Howard Hayes, President